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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JULY 19, 2000





                              MINNESOTA POWER, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 722-2641


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit of Minnesota Power, Inc. is filed herewith in accordance with Item 601 of Regulation S-K:

           Exhibit
           Number
             99   -   Minnesota Power, Inc. News Release dated July 19, 2000


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     Minnesota Power, Inc.
                                               ---------------------------------
                                                         (Registrant)





July 19, 2000                                            D. G. Gartzke
                                               ---------------------------------
                                                         D. G. Gartzke
                                                Senior Vice President - Finance
                                                  and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number

  99   -     Minnesota Power, Inc. News Release dated July 19, 2000